SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): July 9, 2003

                              XYBERNAUT CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


        Delaware                       0-15086                   54-1799851
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(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
        of Incorporation)                                    Identification No.)


           12701 Fair Lakes Circle,
              Fairfax, Virginia                              22033
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(Address of Principal Executive Offices)                   (Zip Code)


 (Registrant's telephone number, including area code):   (703) 631-6925



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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Item 9. Information  Provided Under Item 12 (Results of Operations and Financial
        Condition)

         The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition."

         On July 9, 2003, Xybernaut Corporation issued a press release announcing certain preliminary information relating to revenues for the fiscal quarter ended June 30, 2003. A copy of the press release is furnished as Exhibit
99.1 to this report.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 11, 2003                    XYBERNAUT CORPORATION


                                          By:  /s/ Thomas D. Davis
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                                               Thomas D. Davis
                                               Senior Vice President and
                                               Chief Financial Officer


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                                  EXHIBIT INDEX


         Exhibit No.      Description
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             99.1         Press Release of the Company dated July 9, 2003.